--------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
                 --------------------------------------------



                            PAINEWEBBER INCORPORATED

                       PRELIMINARY BACKGROUND INFORMATION

                         FREMONT HOME LOAN TRUST 1999-3
                         ------------------------------





                                   DISCLAIMER

--------------------------------------------------------------------------------
The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as one of the underwriters for the Fremont Home Loan Trust 1999-3, Home Loan Asset-Backed Certificates, Series 1999-3, and not by or as agent for Fremont Investment & Loan or any of its affiliates (collectively, the "Transferor" and "Master Servicer") or for PaineWebber Mortgage Acceptance Corporation IV (the "Depositor"). Neither the Depositor nor the Transferor has prepared, reviewed or participated in the preparation hereof, nor are they responsible for the accuracy hereof and they have not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor. THE INFORMATION HEREIN IS PRELIMINARY, AND WILL BE SUPERSEDED IN ITS ENTIRETY BY THE APPLICABLE PROSPECTUS SUPPLEMENT AND PROSPECTUS AND BY ANY OTHER INFORMATION SUBSEQUENTLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

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                         FREMONT HOME LOAN TRUST 1999-3
                 --------------------------------------------




                        CLASS B PRE-TAX YIELD TO MATURITY
                                  (LIBOR + 0%)


                                        Default Rates
              -----------  ------------------   ----------------   -------------
   CPR %      0.00% CDR        1.00% CDR           2.00% CDR           4.00% CDR
------------  -----------  ------------------   ----------------   -------------
    20%         9.76%            9.74%               9.70%               9.60%
    27%         9.74%            9.72%               9.68%               9.62%
    35%         9.72%            9.69%               9.66%               9.62%



                        CLASS B PRE-TAX YIELD TO MATURITY
                         (Libor + 2.00% over 18 months)


                                        Default Rates
              -----------  ------------------   ----------------   -------------
   CPR %      0.00% CDR        1.00% CDR           2.00% CDR           4.00% CDR
------------  -----------  ------------------   ----------------   -------------
    20%         9.67%            9.63%               9.59%               9.53%
    27%         9.65%            9.63%               9.60%               9.55%
    35%         9.64%            9.62%               9.60%               9.58%



                        CLASS B PRE-TAX YIELD TO MATURITY
                          (Libor + 3.00% over 6 months)


                                        Default Rates
              -----------  ------------------   ----------------   -------------
   CPR %      0.00% CDR        1.00% CDR           2.00% CDR           4.00% CDR
------------  -----------  ------------------   ----------------   -------------
    20%         9.58%            9.56%               9.54%               3.04%
    27%         9.59%            9.57%               9.55%               1.92%
    35%         9.60%            9.58%               9.56%               1.75%



                      CLASS B WEIGHTED AVERAGE LIFE (YEARS)
                                  (Libor + 0%)


                                        Default Rates
              -----------  ------------------   ----------------   -------------
   CPR %      0.00% CDR        1.00% CDR           2.00% CDR           4.00% CDR
------------  -----------  ------------------   ----------------   -------------
    20%         1.30             1.40                1.58                 2.64
    27%         1.38             1.50                1.72                 2.40
    35%         1.50             1.66                1.89                 2.37



--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                 --------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
                 --------------------------------------------


                      CLASS B WEIGHTED AVERAGE LIFE (YEARS)
                         (Libor + 2.00% over 18 months)


                                        Default Rates
              -----------  ------------------   ----------------   -------------
   CPR %      0.00% CDR        1.00% CDR           2.00% CDR           4.00% CDR
------------  -----------  ------------------   ----------------   -------------
    20%         1.84             2.24                2.89                5.04
    27%         1.97             2.27                2.70                4.07
    35%         2.12             2.36                2.61                3.20



                      CLASS B WEIGHTED AVERAGE LIFE (YEARS)
                          (Libor + 3.00% over 6 months)


                                        Default Rates
              -----------  ------------------   ----------------   -------------
   CPR %      0.00% CDR        1.00% CDR           2.00% CDR           4.00% CDR
------------  -----------  ------------------   ----------------   -------------
    20%         3.13             3.68                4.53                 7.77
    27%         2.94             3.37                4.08                 6.70
    35%         2.75             3.01                3.55                 5.95






--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber

                 --------------------------------------------
                         FREMONT HOME LOAN TRUST 1999-3
                 --------------------------------------------




                      ASSUMED LOAN CHARACTERISTICS - POOL 1


                                                     REMAINING        ORIGINAL
                                                   AMORTIZATION        TERM TO
               CUT-OFF DATE                            TERM           MATURITY         GROSS
TYPE         PRINCIPAL BALANCE      LOAN RATE        (MONTHS)         (MONTHS)         MARGIN
----         -----------------      ---------        --------         --------         ------

arm         $28,412,007.39         9.7496%              349              360           6.4543%

arm         $28,216,233.04         9.6846%              352              358           6.2738%

arm         $19,056,962.71         9.8880%              351              356           6.4042%

arm         $41,897,651.89        10.0953%              358              360           6.1918%

arm         $36,751,529.65        10.1385%              359              360           6.1848%

arm         $25,322,977.03         9.9973%              358              360           6.2108%

arm         $25,725,458.43        10.0361%              359              360           6.1345%

arm         $27,294,847.25         9.8365%              358              360           6.0884%

fixed       $20,734,379.19        10.0280%              341              342

arm         $35,898,870.68        10.1385%              360              360           6.1848%

arm         $23,300,702.53        10.0361%              360              360           6.1345%

arm         $12,458,542.77         9.8365%              360              360           6.0884%

fixed        $9,464,062.85        10.0280%              342              342


Table continued

                                                   GROSS
              INITIAL                            SUBSEQUENT           GROSS            GROSS
               RESET        GROSS INITIAL         PERIODIC          LIFETIME         LIFETIME
TYPE          (MONTHS)       PERIODIC CAP           CAP                CAP             FLOOR
----          --------       ------------           ---                ---             -----

arm              12             2.6750%            1.3944%           16.4988%          9.6346%

arm              18             2.9092%            1.3688%           16.4252%          9.6846%

arm              31             2.9530%            1.1756%           16.3727%          9.8880%

arm              21             2.9540%            1.4909%           17.0953%         10.0953%

arm              23             3.0000%            1.5000%           17.1359%         10.1359%

arm              34             3.0000%            1.5000%           16.9990%          9.9990%

arm              35             3.0000%            1.5000%           17.0361%         10.0361%

arm              58             3.0000%            1.5000%           16.8365%          9.8365%

fixed

arm              24             3.0000%            1.5000%           17.1359%         10.1359%

arm              36             3.0000%            1.5000%           17.0361%         10.0361%

arm              60             3.0000%            1.5000%           16.8365%          9.8365%

fixed




                      ASSUMED LOAN CHARACTERISTICS - POOL 2



                    CUT-OFF                         AMORTIZATION      TERM TO
                     DATE               LOAN            TERM         MATURITY         GROSS
TYPE           PRINCIPAL BALANCE        RATE          (MONTHS)       (MONTHS)         MARGIN
----           -----------------        ----          --------       --------         ------

arm             $15,215,229.74         9.4617%          349             360           6.3196%

arm             $11,564,531.75         9.7759%          353             359           6.3063%

arm              $8,922,747.17         9.4809%          354             360           6.4779%

arm              $5,532,537.76         9.9357%          357             360           6.2051%

arm             $18,989,401.72         9.8696%          358             360           6.1933%

arm             $19,774,977.29         9.9194%          359             360           6.1113%

arm             $14,518,061.70         9.9308%          358             360           6.1722%

arm             $14,338,265.49         9.8792%          359             360           6.1974%

arm              $8,723,156.97         9.8587%          359             360           6.1140%

fixed            $8,070,006.17        10.1465%          349             351

arm             $19,735,787.58         9.9194%          360             360           6.1113%

arm             $12,856,478.18         9.8792%          360             360           6.1974%

arm              $3,886,464.02         9.8587%          360             360           6.1140%

fixed            $3,595,463.05        10.1465%          351             351


Table continued

                                                    GROSS
                 INITIAL                         SUBSEQUENT           GROSS           GROSS
                  RESET       GROSS INITIAL       PERIODIC          LIFETIME         LIFETIME
TYPE            (MONTHS)      PERIODIC CAP           CAP               CAP            FLOOR
----            --------      ------------           ---               ---            -----

arm                12             2.7017%           1.3930%          16.1852%         9.3180%

arm                18             2.9034%           1.3620%          16.4981%         9.7759%

arm                30             2.9303%           1.2546%          16.0377%         9.4809%

arm                17             2.5622%           1.4131%          16.9357%         9.9357%

arm                22             3.0000%           1.5000%          16.8696%         9.8696%

arm                23             3.0000%           1.5000%          16.9152%         9.9152%

arm                34             3.0000%           1.5000%          16.9308%         9.9308%

arm                35             3.0000%           1.5000%          16.8792%         9.8792%

arm                59             3.0000%           1.5000%          16.8587%         9.8587%

fixed

arm                24             3.0000%           1.5000%          16.9152%         9.9152%

arm                36             3.0000%           1.5000%          16.8792%         9.8792%

arm                60             3.0000%           1.5000%          16.8587%         9.8587%

fixed

--------------------------------------------------------------------------------
          THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT
           RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER
                   INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.
--------------------------------------------------------------------------------
                                  PaineWebber
                                                                             4